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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported): December 1, 1999



                           SUN HYDRAULICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                         0-21835                59-2754337
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



     1500 West University Parkway
           Sarasota, Florida                                        34243
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  941-362-1200







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ITEM 5.  OTHER EVENTS.

PRESS RELEASE

         On January 10, 2000, the Company issued the press release attached hereto as Exhibit 99.1 announcing that Allen Carlson was elected to the position of vice president of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.


   Exhibit
   Number                          Exhibit Description
   ------                          -------------------
    99.1          Press Release of the Registrant dated January 10, 2000






























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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SUN HYDRAULICS CORPORATION



                                          By: /s/ Richard J. Dobbyn
                                              ----------------------------------
                                              Richard J. Dobbyn
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)



Dated: January 10, 2000






























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                                 EXHIBIT INDEX


   Exhibit
   Number                           Exhibit Description
   -------                          -------------------
    99.1          Press Release of the Registrant dated January 10, 2000.






























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